tri pointe HOMES

2022 Investor and Lender Day

May 26, 2022









Life-changing by Design

Forward-Looking Statements



Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include, but are not limited to, statements regarding our strategy, projections and estimates concerning the timing and success of specific projects and our future production, land and lot sales, operational and financial results, including our estimates for growth, financial condition, sales prices, prospects, and capital spending. Forward-looking statements in this presentation are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "intend," "anticipate," "potential," "plan," "goal," "target," "guidance," "outlook," "will," "future," "strategy," or other words that convey future events or outcomes. Forward-looking statements in this presentation speak only as of the date of this presentation, and we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. These forward-looking statements are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. The following factors, among others, may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements: the effects of the ongoing COVID-19 pandemic, which are highly uncertain and subject to rapid change, cannot be predicted and will depend upon future developments, including the emergence and spread of new strains or variants of COVID-19, the severity and the duration of the outbreak, the duration of existing and future social distancing and shelter-in-place orders, further mitigation strategies taken by applicable government authorities, the availability and acceptance of effective vaccines, adequate testing and treatments and the prevalence of widespread immunity to COVID-19; the impacts on our supply chain, the health of our employees, service providers and trade partners, and the reactions of U.S. and global markets and their effects on consumer confidence and spending; the effects of general economic conditions, including employment rates, housing starts, interest rate levels, availability of financing for home mortgages and strength of the U.S. dollar; market demand for our products, which is related to the strength of the various U.S. business segments and U.S. and international economic conditions; the availability of desirable and reasonably priced land and our ability to control, purchase, hold and develop such parcels; access to adequate capital on acceptable terms; geographic concentration of our operations, particularly within California; levels of competition; the successful execution of our internal performance plans, including restructuring and cost reduction initiatives; the prices and availability of supply chain inputs, including raw materials, and labor; oil and other energy prices; the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; the effects of weather, including the occurrence of drought conditions in California; the risk of loss from earthquakes, volcanoes, fires, floods, droughts, windstorms, hurricanes, pest infestations and other natural disasters, and the risk of delays, reduced consumer demand, and shortages and price increases in labor or materials associated with such natural disasters; the risk of loss from acts of war, terrorism, civil unrest or outbreaks of contagious diseases, such as COVID-19; transportation costs; federal and state tax policies; the effects of land use, environment and other governmental laws and regulations; legal proceedings or disputes and the adequacy of reserves; risks relating to any unforeseen changes to or effects on liabilities, future capital expenditures, revenues, expenses, earnings, synergies, indebtedness, financial condition, losses and future prospects; changes in accounting principles; risks related to unauthorized access to our computer systems, theft of our homebuyers' confidential information or other forms of cyber-attack; and additional factors discussed under the sections captioned "Risk Factors" included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business. This presentation includes certain non-GAAP financial metrics, including net debt-to-net capital. Any such non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to "Reconciliation of Non-GAAP Financial Measures" in the appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. The data and information herein speak as of the date of this presentation unless otherwise indicated.

Presentation Agenda

- Welcome
- Current Market Dynamics
  - Mortgage & Backlog Management
- The Tri Pointe Difference
  - Land Acquisition
  - To-Be-Built & Spec Strategy
  - Virtual Sales Tools
  - Design Studios and Options
- Land Position and Delivery Growth Projections
- Division Spotlight and Case Studies
- Drivers for Long-Term Stockholder Value
- Q&A

Current Market Dynamics



Housing–Strong Fundamentals for Long-Term Success

AMIDST HIGHER INTEREST RATES, INFLATION AND SUPPLY CHAIN CHALLENGES

- Strong job growth, low unemployment, rising incomes, homeowner equity, rising rents

Demographics:

72 Million[1]
Millennials outnumbered Baby Boomers in 2019

67 Million[2]
Generation Z are just entering the new home market

$61 Trillion[3]
Estimated wealth transfer by 2042 from Silent Generation and Baby Boomers to heirs

57%[4]
Tri Pointe homebuyers are Millennials

3%[4]
Tri Pointe homebuyers are Generation Z

50%[4]
Tri Pointe homebuyers are first-time homebuyers

Relative financial strength of Tri Pointe homebuyers financing with our mortgage affiliate, **$174,000**[4] average annual HH income with a 20% down payment equates to **$710,000**[5] home price while our projected average sales price for 2022 is **$685,000**[6] and projected to be **$600,000** in 2024

[1] https://www.pewresearch.org/fact-tank/2020/04/28/millennials-overtake-baby-boomers-as-americas-largest-generation/
[2] https://www.statista.com/statistics/797321/us-population-by-generation/
[3] https://www.wsj.com/articles/older-americans-35-trillion-wealth-giving-away-heirs-philanthropy-11625234216
[4] Consists of backlog homebuyers financing through Tri Pointe's mortgage affiliate as of April 30, 2022
[5] Assumes a 30-year fixed conventional loan with an interest rate of 6.0%, 40% DTI, 80% LTV, $592 in monthly property taxes, $118 in homeowners insurance, and $250 in HOA dues
[6] Assumes the midpoint of our guidance range

Housing–Strong Fundamentals for Long-Term Success

AMIDST HIGHER INTEREST RATES, INFLATION AND SUPPLY CHAIN CHALLENGES

- Current low resale supply has increased new home market share
- Limited new home supply. Tri Pointe's focus is on core markets, typically land constrained with entitlement and regulatory challenges - 64% of Tri Pointe submarkets are below permit levels of prior peak.*
- Long-lasting transformation of homebuyer preferences and needs brought about by the pandemic
- Tri Pointe's differentiated product offerings in desirable locations across homebuyer segments are designed to be attainable

*According to John Burns Real Estate Consulting, Homebuilder Analysis & Forecast, March 2022

Current Market Dynamics

Mortgage & Backlog Management



Mortgage Market Update

- How do rising rates impact Tri Pointe Homes?
  - Well-qualified backlog
  - Successful rate lock programs – 55% of Tri Pointe Connect (affiliated mortgage company) H2 2022 deliveries are locked as of April 30, 2022
  - Fixed vs. ARM spreads are growing, creating lower-rate homebuyer options
  - Demand for Tri Pointe homes is propelled by strong locations, innovative products, relatively low resale supply and strong homebuyer demographics

- Strategies to manage homebuyers during rising rate market
  - Leverage Tri Pointe Connect
    - Prequalify new homebuyers at current and higher rates to manage expectations
    - Long-term rate lock programs are available on most loan programs
    - Forward commitments and rate buydowns are available to drive sales
    - Provide visibility to homebuyer demographics and risk management
    - Greater homebuyer experience and control versus outside lenders

Tri Pointe Homes Homebuyer Buying Power

- Average homebuyer financing with Tri Pointe Connect (77% of total backlog) as of April 30, 2022:
  - Average annual household income of $174,000
  - Average debt-to-income ratio of 40%
  - Average FICO score of 749
  - Average loan-to-value of 81%

- Conventional 30-year fixed-rate mortgage at 6.0% interest rate results:
  - Tri Pointe average homebuyer can afford a new home sales price of $710,000 and a monthly payment of $4,360*
  - Projected average sales price:

    2022 is $685,000**

    2023 is $629,000

    2024 is $600,000

*Assumes 20% down payment, 40% DTI, 80% LTV, $592 in monthly property taxes, $118 in homeowners insurance, and $250 in HOA dues
**Assumes the midpoint of our guidance range

Tri Pointe Homes Pre-qualification Process
Through Tri Pointe Connect

1. Sales and marketing communicates the homebuying process
2. Homebuyer submits their online pre-qualification application with Tri Pointe Connect
3. Tri Pointe Connect reviews application, runs credit, requests documentation
4. Pre-qualification letter provided to homebuyer

Tri Pointe Homes Pre-qualification Process
Through Tri Pointe Connect

5. Assessment details provided to Tri Pointe Homes sales team, such as:

- income type
- source of down payment
- loan type
- credit or DTI risk
- interest rate sensitivity analysis
- financing contingencies
- occupancy type
- foreign national
- properties owned

6. Homes are sold to pre-qualified homebuyers

7. Homebuyer pre-qualification status is updated regularly

8. Tri Pointe Connect pre-qualification application capture rate 95%+

Backlog Management Process

- A Risk Rating is assigned and updated in our CRM system for each homebuyer
  - High, Medium, Low Risk
- High Risk (13% of current backlog)
  - Factors include home-to-sell contingency, down-payment gift or overseas funds, deposit payment plans, non-primary residence, high DTI, 3 or more homebuyers, significant loan approval conditions, outside lender with challenging loan, missed buyer milestones
- Weekly backlog management review for each community
  - Focus on high-risk homebuyers
  - Closing milestones – e.g., full loan application, design studio selections, construction start, new home orientations
  - Next 60-days closings – e.g., underwritten loan approval, appraisal, home completion, new home orientations, loan documents, signing
- YTD cancellation rate of 8.8% of gross new home orders as of April 30, 2022
- Live backlog management dashboard

Long-term Rate Locks Through Tri Pointe Connect

- Rate lock terms up to 270 days on most loan programs
- The mechanics of a long-term lock
  - Interest rates offered are based on current 60-day lock with a rate add-on to establish the ceiling interest rate
    - Rate add-on varies by length of lock
  - Homebuyer pays a lock fee, refundable at close, to secure the long-term rate lock
    - Lock fee varies by length of lock
  - Rate Float Down is available within 45 days of close based on current 60-day lock price

Example

- Homebuyer locks rate today for 180 days at current market rate of 5.5%
- Ceiling interest rate of 5.875% is established (market rate + rate add-on of .375%)
- Homebuyer pays lock fee of .5% of loan amount to secure the rate – refundable at close
- Within 180 days of closing and no sooner than 45 days prior to scheduled closing, rates are unchanged and homebuyer executes float down feature reducing rate to 5.5%
- Lock fee is refunded on the settlement statement at time of closing (unless closing does not occur, in which case the homebuyer forfeits the lock fee)

The Tri Pointe Difference

Land Acquisition



Disciplined Underwriting

- Core 'A' locations
- Current costs and pricing (no inflation)
- Historical absorptions 3-4 per month
- Target value relative to market
- Variable gross margins based on risk profiles

Excellent Diversified Pipeline

Land Owned vs. Land Controlled

Current 53% vs. 47%

▼

Future Target 40% vs. 60%

Own and Control 100% of Land to Meet Planned Deliveries Through 2024

Planned homes consist of predominantly attainably priced product targeting

- Entry-Level
- First Move-Up

Withstanding Market Uncertainty

65% lots controlled prior to December 31, 2020

Anticipated 22%-30% gross margin on such lots

2025 and Beyond

Looking for:

- Low risk
- Structured transactions (e.g., land banking transactions, joint ventures, lot options, et al)

Submarket Assessment Example

Tri Pointe Homes Arizona - Internal Submarket Assessment

Submarket	Employment	Income	Supply/Demand	Lifestyle	Overall
East Valley (Near)	A+	A	A+	A+	A+
North Phoenix	A	A+	A	A	A
Northwest Valley	B	A	A	B-	B+
Central & South	A	C	C+	B	B-
West Valley (Near)	B	C	A	B	B
East Valley (Far)	B	B-	C	B	B-
West Valley (Far)	C	C	C-	C-	C-
Maricopa	C	B+	C	C	C+

Submarket	Population*	HHs*	Average Age*	Average HH Income*	% Bachelors or Advanced Degree*
East Valley (Near)	1,202,826	441,742	39	$98,663	35%
North Phoenix	327,635	135,598	42	$128,564	55%
Northwest Valley	460,080	185,441	46	$95,144	34%
Central & South	170,507	51,079	35	$82,919	21%
West Valley (Near)	585,267	196,558	37	$80,777	21%
East Valley (Far)	278,202	93,471	41	$81,235	21%
West Valley (Far)	73,504	23,663	35	$83,633	17%
Maricopa	58,337	19,632	37	$94,386	25%

*Source: Neustar ElementOne

Homebuyer Segmentation

- Leverage largest consumer information database in the U.S., 120M households updated quarterly
- 11 homebuyer segments reflect 90% of Tri Pointe's homebuyers in the last twelve months
- Top 4 homebuyer segments in the last 12 months represent 62% of homebuyers:



25% Singles & Couples: Premier Suburbia



16% School Age Families: Premier Suburbia



12% Growing Families: Amenity Driven



9% Singles & Couples: Career Focused Professionals

The Tri Pointe Difference

To-Be-Built & Spec Strategy





To-Be-Built & Spec Strategy

- Balanced approach to spec and to-be-built homes
  - Currently achieving 50-50 overall goal
  - Mix may be higher or lower by community or month
- To-Be-Built home personalization
  - Community options program designed for the production build cycle
  - Select all options within 30 days from purchase agreement signing
  - A-la-carte options or option collections for high absorbing Entry-Level
  - Higher option revenue
- Spec homes
  - Incorporating phase and line building strategies to create efficiency
  - Shorter sale-to-close cycle time
  - Data-driven floorplan selection and option collections
- Current average construction start to construction complete cycle time is 147 working days, approx. 7.4 months

The Tri Pointe Difference

Virtual Sales Tools


Find your homes

Virtual Sales Tools

Self-service and guided virtual sales tools are used throughout the life of a community

- Virtual street scene renderings and fly-overs
- Virtual reality home tours
- Interactive floorplans with structural options pricing
- Home interior finishes visualizer
- Interactive site maps with live pricing and availability
- Touchscreen kiosks in new home galleries




Go Back
CITRO
AREA MAP
SITE PLAN
HOMES
LIVING SMART.

Virtual Sales Tools

Benefits

- Reduction in physical model homes
- Ability to start sales ahead of model completion
- Lower broker attachment rate
- Superior customer experience

New Neighborhood YTD Results*

- 91% of new neighborhoods generated orders pre-model home completion using virtual sales tools
- 405 net new home orders generated
- 13 average net new home orders per new neighborhood

*As of May 18, 2022. Consists of neighborhoods that initially opened for sales on or after January 1, 2022.

Sales and Marketing Expense


Broker Expense and Broker Attachment Rate
(For the three-year-period ended April 30, 2022)
2.8%
2.6%
2.4%
2.2%
2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
90%
80%
70%
60%
50%
40%
30%
2.6%
71%
61%
1.6%
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Feb-22
Apr-22
Broker Expense as % of Homebuilding Revenue
Delivery % with Broker Attached


Sales and Marketing Expense
(% of Homebuilding Revenue)
(For the three-year-period ended April 30, 2022)
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.2%
4.2%
Apr-19
Jun-19
Aug-19
Oct-19
Dec-19
Feb-20
Apr-20
Jun-20
Aug-20
Oct-20
Dec-20
Feb-21
Apr-21
Jun-21
Aug-21
Oct-21
Dec-21
Feb-22
Apr-22

For the three-year-period ended April 30, 2022:

- 1000-basis-point reduction in broker attachment rate
- 100-basis-point reduction in broker expense as a percentage of homebuilding revenue
- 300-basis-point reduction in sales and marketing expense as a percentage of homebuilding revenue, with lower advertising and broker costs

The Tri Pointe Difference

Design Studios and Options


Style
Starts
Here



Best-in-Class Design Studios








COUNTERTOPS
FAUCETS


BACKSPLASH




THIS WAY TO WOW

Online Design Studio
The digital design journey

- Online Design Studio (Envision)
  - Pricing transparency
- Creating a wish list
  - Prepared homebuyers
  - Able to research warranty and product awareness within the Online Design Studio





Finishes Visualizer



Collections Strategy

- Entry-Level and select Move-Up communities
- Visualizer to visualize whole scene changes and compare
- One appointment to finalize reduces cycle time

Classic I



Timeless II



Historical and Forward-Looking Option Results

Deliveries and Option Gross Margins


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
5,123
6,188
6,650
37.0%
38.8%
39.0%
40.0%
39.5%
39.0%
38.5%
38.0%
37.5%
37.0%
36.5%
36.0%
35.5%
2020
2021
2022
Deliveries
Option GM%

Total and Per Homesite Option Revenue


(In thousands)
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$371,029
$425,580
$474,280
$72
$69
$71
$80
$78
$76
$74
$72
$70
$68
$66
$64
$62
$60
2020
2021
2022
Total Option Revenue
Option Revenue Per Homesite

Data for 2022 represents actual results for the three months ended March 31, 2022 plus the projected results for the subsequent three quarters based on guidance provided by the Company

Some Factors that Influence Results:

- Product mix
- Single-family attached vs. detached
- Included spec level
- Option offering
- Homebuyer profile investment ranges
- Average sales price

Land Position and Delivery Growth Projections



Strong Land Position to Fuel Growth

- Owned or controlled nearly 42,000 lots as of March 31, 2022, of which 47% are controlled
- We own or control 100% of the land needed to meet our planned deliveries through 2024
- Expect to open a total of approximately 250 new communities from 2022 through the end of 2024
- Favorable cost basis in future lot supply with approximately 65% of lots owned or controlled placed under contract in 2020 or prior
- Planned increase in geographic diversity of active selling communities by the end of 2024 with 40% of active communities in the West, 42% in the Central and 18% in the East
- Targeting 10% compounded annual growth rate in deliveries from 2021 through 2024
- Targeting lower average sales price by the end of 2024 due to increased geographic diversity and more exposure to the Entry-Level and First Move-Up homebuyer segments

Lot Summary

AS OF MARCH 31, 2022

	Owned	Controlled[1]	Total Lots	% Controlled
Arizona	1,536	2,742	4,278	64%
California	10,841	3,385	14,226	24%
Nevada	2,010	417	2,427	17%
Washington	580	358	938	38%
West Total	14,967	6,902	21,869	32%
Colorado	1,078	1,043	2,121	49%
Texas	4,563	6,904	11,467	60%
Central Total	5,641	7,947	13,588	58%
Carolinas	1,379	3,332	4,711	71%
DC Metro	330	1,330	1,660	80%
East Total	1,709	4,662	6,371	73%
Company Total	22,317	19,511	41,828	47%

- Total lots have increased by 57% over the past three years with an emphasis on growing our Central and East segments
- 75% of total lots in the West segment placed under contract in 2020 or prior
- 50% of total lots in the Central segment placed under contract in 2020 or prior
- 70% of total lots in the East segment placed under contract in 2020 or prior

(1) Lots controlled include lots that are under land option contracts or purchase contracts and our expected share of lots owned by our investments in unconsolidated land development joint ventures

Increased Geographic Diversity and Controlled Lot Percentage

AS OF MARCH 31, 2022

% of Total Lots


15%
52%
32%
West
Central
East

% Owned vs Controlled


47%
53%
Owned
Controlled

AS OF MARCH 31, 2019

% of Total Lots


6%
12%
82%
West
Central
East

% Owned vs Controlled


15%
85%
Owned
Controlled

Active Selling Communities

	2021 Actual	%	2022 Plan	%	2023 Plan	%	2024 Plan	%
Arizona	12	11%	9	6%	20	10%	15	7%
California	41	37%	59	38%	58	30%	50	24%
Nevada	9	8%	7	5%	11	6%	9	4%
Washington	5	4%	5	3%	6	3%	9	4%
West Total	67	60%	80	52%	95	49%	83	40%
Colorado	8	7%	11	7%	11	6%	15	7%
Texas	21	19%	40	26%	65	33%	70	34%
Central Total	29	26%	51	33%	76	39%	85	42%
Carolinas	8	7%	18	12%	16	8%	27	13%
DC Metro	8	7%	6	4%	8	4%	10	5%
East Total	16	14%	24	15%	24	12%	37	18%
Company Total	112	100%	155	100%	195	100%	205	100%

All data as of December 31 of the applicable period-end

- Expect significant community count growth concentrated in the Central and East leading to enhanced geographical diversity by the end of 2024
- Targeting 22% compounded annual growth rate in active selling communities from 2021 through 2024

New Home Deliveries

	2021 Actual	%	2022 Plan	%	2023 Plan	%	2024 Plan	%
Arizona	788	13%	825	12%	725	9%	750	9%
California	2,608	42%	2,475	37%	2,950	37%	2,625	32%
Nevada	527	9%	530	8%	600	8%	615	7%
Washington	296	5%	200	3%	275	3%	260	3%
West Total	4,219	68%	4,030	61%	4,550	58%	4,250	51%
Colorado	231	4%	345	5%	425	5%	500	6%
Texas	1,081	17%	1,350	20%	1,900	24%	2,325	28%
Central Total	1,312	21%	1,695	25%	2,325	29%	2,825	34%
Carolinas	114	2%	525	8%	700	9%	850	10%
DC Metro	543	9%	400	6%	325	4%	375	5%
East Total	657	11%	925	14%	1,025	13%	1,225	15%
Company Total	6,188	100%	6,650	100%	7,900	100%	8,300	100%

All data as of December 31 of the applicable period-end

- Targeting 10% compounded annual growth rate in deliveries from 2021 through 2024
- Enhanced geographical diversity with goal of increasing non-California deliveries as a percentage of overall deliveries from 58% in 2021 to 68% in 2024
- Delivery estimates based on absorption assumptions of 4.0 in 2022, 3.7 in 2023 and 3.6 in 2024

Average Sales Price

DOLLARS IN THOUSANDS

	2021 Actual	2022 Plan	2023 Plan	2024 Plan
Arizona	$677	$750	$675	$645
California	$664	$750	$725	$700
Nevada	$637	$735	$635	$610
Washington	$986	$985	$800	$825
West Total	$686	$760	$710	$685
Colorado	$606	$675	$615	$590
Texas	$491	$530	$475	$475
Central Total	$512	$560	$500	$495
Carolinas	$403	$445	$405	$410
DC Metro	$634	$780	$920	$850
East Total	$594	$590	$568	$545
Company Total	$639	$685	$630	$600

All data as of December 31 of the applicable period-end

- Anticipated decrease in average sales price is the result of increased mix towards the Central and East segments. In addition, new community openings have been focused on Entry-Level and First Move-Up homebuyer segments to provide more attainable offerings in each market.

Sean Ricks
Division President

Dallas-Fort Worth





Dallas Fort-Worth Market Overview

Annualized existing home closings
112,686

Annualized new home closings
44,931

Median price
existing home
$381,044
vs.
new home
$397,635

Median household income
$80,458

Single-family permits (12 months)
49,842

MONTHS
0.7
Est. months of housing supply

MONTHS
10.6
Est. vacant developed lots months of supply

Source: Real estate market reports, April/May 2022

2Q21-1Q22 New Home Starts-DFW MSA


Active TPH Neighborhoods
Future TPH Neighborhoods
Source: Zonda; eSpatial
Denton
Corinth
Little Elm
Frisco
Allen
Highland Village
Flower Mound
Plano
Wylie
Carrollton
Richardson
Garland
Keller
Southlake
Watauga
Azle
University Park
Hurst
Euless
Irving
Dallas
Weatherford
Fort Worth
Arlington
Balch Springs
Terrell
Greenville
Forest Hill
Seagoville
Rendon
Cedar Hill
Lancaster
Burleson
Red Oak
Midlothian
Cleburne
Ennis

Shading indicates locations with 99+ new home starts between 2Q 2021 and 1Q 2022

Lot Summary-Dallas-Fort Worth Division

AS OF MARCH 31, 2022


Owned
1,098
Controlled
2,484
Total
3,582

- Owned or controlled 3,582 lots in core submarkets
- Over 30% of lots were contracted in 2020 or prior
- Targeting 28 new community openings from 2022 through 2024
- New communities largely focused on the Entry-Level and First Move-Up homebuyer segments
- Average sales prices of homes in new communities expected to range from mid $300,000 to mid $600,000

Case Study
Premium Design at the Entry-Level




COFFEE

The Opportunity
Harvest by Hillwood

- Dallas Builders Association award-winning lifestyle community
  - Master-planned community of the Year '17, '19, '22
  - People's Choice Community of the Year '22
- Highly rated, onsite schools
- Easy commute to major employment centers
- Popular community for families and relocation buyers
- YTD average sales price: $556,000


harvest
11 Miles
10 Miles
ALLIANCE
Headquarters
tri pointe
HOMES
Design Studio
La Prelle
Future
Community
DFW
Airport
Fort Worth
Arlington
Irving
Dallas

The Challenge
The Retreat

- Develop product and density to:
  - Achieve low to mid $300K base price
  - Approx. 500 Units (~8 units/acre)


Under Development
Under Development
Completed
New Opportunity
Under Development
Under Development
phase 3
phase 2
phase 1

The Challenge
The Retreat

- Develop product and density to:
  - Achieve low to mid $300K base price
  - Approx. 500 Units (~8 units/acre)
  - Bring in new, innovative home designs to differentiate from "Texas traditional" competitors
  - Focus on outdoor livability





Texas Traditional Competitor Homes

Homebuyer Segmentations

35' SF Front Entry

- Anticipated consumer groups: Singles & Couples; Growing Families; and School Aged Families
- Open concept design with focus on outdoor livability

2-pack

- Anticipated consumer groups: Singles & Couples; School Aged Families; and Growing Families
- Density detached with large backyard and front drives

Duplex

- Anticipated consumer groups: Singles & Couples and Growing Families
- Open concept design with focus on outdoor livability and yard space



Tri Pointe Dallas Fort-Worth Position

- 213 Lots (½ of the lots in The Retreat) on a quarterly lot takedown
- Square Footage Bands
  - Duplex: 1,658 to 2,098
  - 2-Pack: 1,866 to 2,330
  - 35' FE: 2,125 to 2,762
- Projected Average Sales Price Range: $400K-$525K
- Projected Gross Margin (consolidated): 19-21%
- Projected Unlevered IRR (consolidated): 25-27%

Historical and Forward-Looking Selected Financial Data
Dallas Fort-Worth Division

2021-2024

Deliveries and Active Selling Communities

(As of and for the years ended December 31, 2021, 2022, 2023 and 2024)


900
800
700
600
500
400
300
200
100
0
30
25
20
15
10
5
0
294
430
625
800
5
11
22
22
2021
2022
2023
2024

	2021	2022	2023	2024
Deliveries	294	430	625	800
Communities	5	11	22	22

Home Sales Revenue and Average Sales Price

(As of and for the years ended December 31, 2021, 2022, 2023 and 2024
(dollars in thousands))


$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$500
$450
$400
$350
$300
$250
$200
$150
$100
$110,785
$202,100
$271,875
$360,000
$377
$470
$435
$450
2021
2022
2023
2024

	2021	2022	2023	2024
Home Sales Revenue	$110,785	$202,100	$271,875	$360,000
Average Sales Price	$377	$470	$435	$450

Data for 2022 represents actual results for the three months ended March 31, 2022 plus the projected results for the subsequent three quarters based on guidance provided by the Company

- Targeting 40% compounded annual growth rate in deliveries from 2021 through 2024
- Projected increases in active selling communities, deliveries and revenue would drive more scale by the end of 2024
- Long-term delivery target of 1,000 to 1,200 homes per year

Bryan Havel
Division President

Austin





Austin Market Overview

Annualized existing home closings	Annualized new home closings	Median price	Median household income
41,508	20,828	existing home $499,995 vs. new home $410,400	$90,900

Single-family permits (12 months)
26,410

MONTHS
0.4
Est. months of housing supply

MONTHS
10.9
Est. vacant developed lots months of supply

Source: Real estate market reports, April/May 2022

2Q21-1Q22 New Home Starts-Austin MSA


Georgetown
Leander
Taylor
Hutto
Round Rock
Jollyville
Pflugerville
Lakeway
Austin
Del Valle
Kyle
San Marcos
Lockhart
Canyon Lake
Active TPH Neighborhoods
Future TPH Neighborhoods
Source: Zonda; eSpatial

Shading indicates locations with 99+ new home starts between 2Q 2021 and 1Q 2022

Lot Summary-Austin Division

AS OF MARCH 31, 2022


Owned
1,404
Controlled
1,274
Total
2,678

- Owned or controlled 2,678 lots in core submarkets
- Over 50% of lots were contracted in 2020 or prior
- Targeting 14 new community openings from 2022 through 2024
- New communities largely focused on the Entry-Level and First Move-Up homebuyer segments
- Average sales prices of homes in new communities expected to range from mid $300,000 to $600,000

Case Study
Premium Design Drives Results





Bryson Community Summary

- Planned community with ~1,100 lots by Johnson Development
- Located in Leander, TX about 30 minutes north from downtown Austin (#4 sub-market in the MSA)
- Highly amenitized community with future onsite elementary school


BRYSON
Leander
24 Miles
Austin

Bryson Community Map


tri pointe
HOMES
tri pointe
HOMES

- Tri Pointe section for 60 lots in own section across from amenity center and future school site
- Unique "wide-shallow" lots that measure 60ft wide by 90ft deep (roughly 35ft shorter than typical lot)

Product Strategy

Could we obtain premium pricing over competing builders and overcome the shallow lot size by offering a premium product?

- 50ft wide by 55-58ft deep homes to fit on the wide and shallow lots
- Resulted in small 12-15ft backyards
- The challenge: differentiate product with a premium look and feel, while fitting affordability goals, and overcoming small backyards
- Accommodate young professionals, future families, and families with small children who would be drawn to location by amenity center and future school, and who may forego backyard size

Elevation Design

tri pointe HOMES

- 60 x 90 lot (50ft wide plans)
- Upgraded stone/ stucco elevations
- 10ft high ceilings
- Larger and more expansive windows



3 Bed | 2.5 Bath | 2,188 Sq.Ft. | +Study

Base Price: $564,990

Competitor


WELCOME HOME!

3 Bed | 2 Bath | 1,966 Sq.Ft. | +Study

Base Price: $477,990

- 45/50 x 125 lot (35 & 40ft wide plans)
- Brick/stucco elevations
- 9ft high ceilings
- Smaller and fewer windows

Kitchen and Patio Design

tri pointe HOMES



- 42" kitchen cabinets
- 18 x 9 covered patio

Competitor



- 36" kitchen cabinets
- 9 x 7 covered patio

Primary Suite Design

tri pointe HOMES

- Primary walk-in shower



Competitor



- Primary tub/ shower combo

Results

New product was a grand slam with our homebuyers, who instantly felt the openness and premium quality of our offering.

Biggest Differentiators:

- Upgraded elevations
- 10ft ceilings and 8ft doors

The Numbers:

- ~$30k+ above competitor on base pricing
- ~$10k higher in lot premiums
- Additional option revenue
- Gross margin:
  ~18% projected
  35%+ currently



Developer was impressed with our product and execution, which allowed us to contract for additional lots in future sections of the community

Historical and Forward-Looking Selected Financial Data
Austin Division

2021-2024

Deliveries and Active Selling Communities

(As of and for the years ended December 31, 2021, 2022, 2023 and 2024)


700
600
500
400
300
200
100
0
40
35
30
25
20
15
10
5
0
195
300
475
660
5
8
13
16

	2021	2022	2023	2024
Deliveries	195	300	475	660
Communities	5	8	13	16

Home Sales Revenue and Average Sales Price

(As of and for the years ended December 31, 2021, 2022, 2023 and 2024 (dollars in thousands))


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$84,797
$165,000
$237,500
$313,500
$435
$550
$500
$475

	2021	2022	2023	2024
Home Sales Revenue	$84,797	$165,000	$237,500	$313,500
Average Sales Price	$435	$550	$500	$475

Data for 2022 represents actual results for the three months ended March 31, 2022 plus the projected results for the subsequent three quarters based on guidance provided by the Company

- Targeting 50% compounded annual growth rate in deliveries from 2021 through 2024
- Projected average sales price decreases in 2023 and 2024 represent increased mix of Entry-Level and First Move-Up communities
- Projected increases in active selling communities, deliveries and revenue would drive more scale by the end of 2024
- Long-term delivery target of 700 to 800 homes per year

Joe Mandola
Division President

Houston





Houston Market Overview

Annualized existing home closings	Annualized new home closings	Median price	Median household income
113,192	42,996	existing home $328,100 vs. new home $316,000	$78,100

Single-family permits (12 months)
56,369

MONTHS
1.1
Est. months of housing supply

MONTHS
9.3
Est. vacant developed lots months of supply

Source: Real estate market reports, April/May 2022

2Q21-1Q22 New Home Starts-Houston MSA


Active TPH Neighborhoods
Future TPH Neighborhoods
Conroe
Brenham
Spring
New Caney
Atascocita
Aldine
Houston
Channelview
Baytown
Bellaire
Pasadena
Pecan Grove
Missouri City
Greatwood
Pearland
League City
Seabrook
Dickinson
Alvin
Santa Fe
Texas City
La Porte
Source: Zonda; eSpatial

Shading indicates locations with 99+ new home starts between 2Q 2021 and 1Q 2022

Lot Summary-Houston Division

AS OF MARCH 31, 2022


Owned
2,061
Controlled
3,146
Total
5,207

- Owned or controlled 5,207 lots in core submarkets
- Over 70% of lots were contracted in 2020 or prior
- Targeting 28 new community openings from 2022 through 2024
- New communities largely focused on the Entry-Level and Move-Up homebuyer segments
- Average sales prices of homes in new communities expected to range from $300,000 to $1,000,000

Case Study
Joint Ventures





Joint Ventures

We have partnered with other builders in Houston to collectively control over 6,500 lots in core locations.

The advantages of builder-to-builder JV:

- De-risk large land purchases with a 50/50 partner
- Allows us to pursue project debt on the JV to lower upfront capital requirements and enhance returns and profitability
- Increases our geographic footprint, at a lower cost basis, with more diversified product segments and price points
- Greater land-planning flexibility – allows us to pivot lot sizes if the market dictates a new direction
- Reciprocate with JV partners on future land opportunities

Joint Venture Summary

#	Community Name	Contract Date	# Acres	# Lots	Lot Widths	% to Market**
1	Woodson's Reserve	May-18	940	1,800	45, 50, 60, 70, 80	-29%
2	Mason Woods	Aug-19	300	1,400	40, 45, 50	-14%
3	Lakes at Creekside	Sep-19	116	357	45, 50, 60	-24%
4	Pecan Ridge	Oct-19	296	796	45, 50, 60	-39%
5	Enclave at The Woodlands*	Dec-19	51	148	50, 60	-23%
6	Bono Tract	Apr-21	425	1,287	45, 50, 60	-10%
7	Bridgeland	Jul-21	326	782	45, 50, 60, 70, 80	-17%

*Joint development agreement with peer homebuilder
**Represents the difference between actual land basis and estimated current market acquisition price for the applicable land

TOTAL LOTS: 6,570

- Tri Pointe sourced six of the seven deals

Lakes at Creekside




LAKES at CREEKSIDE

Lakes at Creekside - Location Map


Patton Village
Pinehurst
The Woodlands
New Caney
Tomball
Porter
Spring
Westfield
Humble
Atascocita
Louetta
Cypress
East Aldine
Aldine
Mt Houston
Jersey Village
Hedwig Village
Cloverleaf
Jacinto City
Houston

Lakes at Creekside

Project Overview:

- Sourced by Tri Pointe Homes
- 116 Acres (357 lots) in Tomball, TX
- Initial contract date:
    - September 25, 2019 (265 Lots)
  - Added Cohen Tract:
    - December 30, 2020 (92 Lots)
- Lot widths: 45’/50’/60’



Lakes at Creekside

Project Overview:

- Adjacent to The Woodlands area jobs center with first-class amenities
- Introduction of smaller lots and lower price points
- Strong school district and schools



Performance to date:

- Average Sales Price - $520K
- Absorption - 7.7 per month (68 Orders)
- Gross Margin - 27%

Historical and Forward-Looking Selected Financial Data
Houston Division

2021-2024

Deliveries and Active Selling Communities

(As of and for the years ended December 31, 2021, 2022, 2023 and 2024)


1,000
900
800
700
600
500
400
300
200
100
0
40
35
30
25
20
15
10
5
0
592
620
800
865
11
21
30
32

	2021	2022	2023	2024
Deliveries	592	620	800	865
Communities	11	21	30	32

Home Sales Revenue and Average Sales Price

(As of and for the years ended December 31, 2021, 2022, 2023 and 2024 (dollars in thousands))


$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$567
$565
$495
$495
$335,601
$350,300
$394,050
$428,175

	2021	2022	2023	2024
Home Sales Revenue	$335,601	$350,300	$394,050	$428,175
Average Sales Price	$567	$565	$495	$495

Data for 2022 represents actual results for the three months ended March 31, 2022 plus the projected results for the subsequent three quarters based on guidance provided by the Company

- Targeting 13% compounded annual growth rate in deliveries from 2021 through 2024
- Projected average sales price decreases in 2023 and 2024 represents increased mix of Entry-Level and First Move-Up communities
- Projected increases in active selling communities, deliveries and revenue would drive more scale by the end of 2024
- Long-term delivery target of 1,000 to 1,200 homes per year

Gray Shell Division President

Carolinas





Charlotte Market Overview

Annualized existing home closings
45,636

Annualized new home closings
11,564

Median price
existing home
$348,200
vs.
new home
$430,900

Median household income
$71,200

Single-family permits (12 months)
21,544

MONTHS
0.4
Est. months of housing supply

MONTHS
9.0
Est. vacant developed lots months of supply

Source: Real estate market reports, April/May 2022

2Q21-1Q22 New Home Starts-Charlotte MSA


Active TPH Neighborhoods
Future TPH Neighborhoods
Source: Zonda; eSpatial
Hickory
Gastonia
Concord
Charlotte
Mooresville
Huntersville
Cornelius
Lincolnton
Harrisburg
Salisbury
Monroe
Indian Trail
Waxhaw
Lake Wylie
Clover
York
Kings Mountain
Shelby
Dallas
Mount Holly
Cherryville
Troutman
Statesville
Cleveland
China Grove
Rockwell
Mount Pleasant
Midland
Unionville
Marshville
Wadesboro
Marvin
Pineville

Shading indicates locations with 74+ new home starts between 2Q 2021 and 1Q 2022

Raleigh-Durham Market Overview

Annualized existing home closings

38,106

Annualized new home closings

14,640

Median price

existing home
$374,000
vs.
new home
$445,300

Median household income

$80,900

Single-family permits (12 months)

17,843

MONTHS
0.4
Est. months of housing supply

MONTHS
9.2
Est. vacant developed lots months of supply

Source: Real estate market reports, April/May 2022

2Q21-1Q22 New Home Starts-Raleigh MSA


Active TPH Neighborhoods
Future TPH Neighborhoods
Butner
Wilton
Franklinton
Mebane
Hillsborough
University
Durham
Wake Forest
Royal
Stallings Crossroads
Lake Royale
Saxapahaw
White Cross
Chapel Hill
Carr
Bartons Creek
Leesville
Lowes Grove
Cedar Fork
Morrisville
Millbrook
Zebulon
Ferrells
Fearrington Village
Cary
Raleigh
Knightdale
Wendell
Middlesex
Hope
Wilsonville
Apex
Swift Creek
Hickory Mountain
New Hill
Holly Springs
Garner
Clayton
Hares Crossroads
Oakland
Moncure
Goldston
Fuquay-Varina
Panther Branch
Rawls
Cokesbury
Johnson

Shading indicates locations with 74+ new home starts between 2Q 2021 and 1Q 2022

Lot Summary-Carolinas

AS OF MARCH 31, 2022


Owned
1,379
Controlled
3,332
Total
4,711

- Owned or controlled 4,711 lots in core submarkets
- Over 60% of lots were contracted in 2020 or prior
- Targeting 42 new community openings from 2022 through 2024
- New communities largely focused on the Entry-Level and First Move-Up homebuyer segments
- Average sales prices of homes in new communities expected to range from low $300,000 to $700,000

Case Study
Organic Startup Playbook





Then and Now

November 2018 – we set out to organically enter the Carolinas

- Three years ago:
  - Clear submarket & consumer segmentation strategy
  - 5 employees (3 in Charlotte & 2 in Raleigh)
  - Controlled 78 homesites

- Today
  - Talented team of over 100 employees
  - Just over 4,700 homesites (35% owned, 65% controlled)
  - 13 active selling communities – another 7 planned to open in 2022
  - Delivered 114 homes in 2021
  - On pace to deliver over 500 homes in 2022

How Did We Get There?

- Leverage Tri Pointe's culture & strategy
  - Homebuilding is a local business
  - Focus on product design and execution
  - Deliver a premium homebuyer experience
- Intentional organic startup strategy

People

Land

Product Design

Building a Brand

Focus On People

- Invest in talent early
- Create a place where people feel:
  - Engaged
  - Supported
  - Appreciated
- Focus on onboarding & development
- Provide autonomy & support
- Celebrate creativity
- Measure & drive results



Submarket & Consumer Strategy–Carolinas

- Core Submarkets
  - Desirable locations
  - Good schools
  - Access to employment & entertainment
- Focus on Entry-Level Premium and First Move-Up
- Nimble and quick to respond to market opportunities
- Diversified product for a greater range of attainability alternatives

Premium Brand and Product Design

- Leverage local design capabilities
- Focus on livability wants & needs
- Product design flexibility allows for a broad range of attainable options
- Digital assets – interactive plans & virtual home tours
- Quality & site cleanliness
- Premium homebuyer experience







Historical and Forward-Looking Selected Financial Data
Carolinas

2021-2024

Deliveries and Active Selling Communities
(As of and for the years ended December 31, 2021, 2022, 2023 and 2024)



1,000
900
800
700
600
500
400
300
200
100
0
40
35
30
25
20
15
10
5
0
114
8
525
18
700
16
850
27

	2021	2022	2023	2024
Deliveries	114	525	700	850
Communities	8	18	16	27

Home Sales Revenue and Average Sales Price
(As of and for the years ended December 31, 2021, 2022, 2023 and 2024 (dollars in thousands))



$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$500
$450
$400
$350
$300
$250
$200
$45,970
$403
$233,625
$445
$283,500
$405
$348,500
$410

	2021	2022	2023	2024
Home Sales Revenue	$45,970	$233,625	$283,500	$348,500
Average Sales Price	$403	$445	$405	$410

Data for 2022 represents actual results for the three months ended March 31, 2022 plus the projected results for the subsequent three quarters based on guidance provided by the Company

- Targeting 95% compounded annual growth rate in deliveries from 2021 through 2024
- Projected increases in active selling communities, deliveries and revenue would drive more scale by the end of 2024
- Long-term delivery target of 1,000 to 1,200 homes per year

James Attwood
Division President

Arizona





Phoenix Market Overview

Annualized existing home closings	Annualized new home closings	Median price	Median household income
130,964	23,717	existing home $458,900 vs. new home $454,000	$69,000

Single-family permits (12 months)
35,284

MONTHS
0.7
Est. months of housing supply

MONTHS
9.7
Est. vacant developed lots months of supply

Source: Real estate market reports, April/May 2022

2Q21-1Q22 New Home Starts-Arizona MSA


Active TPH Neighborhoods
Future TPH Neighborhoods
Surprise
Peoria
Glendale
Scottsdale
Fountain Hills
Phoenix
Tempe
Mesa
Apache Junction
Goodyear
Buckeye
Maricopa
Florence
Coolidge
Casa Grande
Source: Zonda; eSpatial

Shading indicates locations with 99+ new home starts between 2Q 2021 and 1Q 2022

Lot Summary-Arizona Division

AS OF MARCH 31, 2022


Owned
1,536
Controlled
2,742
Total
4,278

- Owned or controlled 4,278 lots in core submarkets
- Over 70% of lots were contracted in 2020 or prior
- Targeting 25 new community openings from 2022 through 2024
- New communities largely focused on the First and Second Move-Up homebuyer segments
- Average sales prices of homes in new communities expected to range from low $500,000 to $1 million

Case Study
A History of Placemaking


AVANCE
AVANCE



Tri Pointe Homes Arizona
Placemaking

- Ensure harmony among our land positions, brand, and product
- Much of our activity comes from multi-program communities which leads to better absorptions
- Creative placemaking that the consumer values which enhances revenue opportunities
- Utilize off-balance sheet financing to hedge risk and increase returns



Waterston


Phoenix
CENTRAL CITY
Desert Botanical Garden
Tempe
MESA GRANDE
Mesa
REED PARK
SOUTH MOUNTAIN VILLAGE
DOBSON RANCH
VAL VISTA LAKES
KIWANIS PARK
Guadalupe
Gilbert
South Mountain Park and Preserve
AHWATUKEE
THE ISLANDS
AHWATUKEE FOOTHILLS VILLAGE
Chandler
SANTAN VILLAGE
OCOTILLO
WATERSTON



WATERSTON

DESIGNED BY TRI POINTE HOMES

- Size:
  - 437 acres
- Land Price:
  - $122.9M ($281k/acre)
- Current Market Value:
  - $196.7M ($450k/acre)*

*Based on management estimate

Waterston Deal Summary

Waterston South

UNDERWRITING VS. ACTUALS

		Absorption		ASP		Gross Margin	
Neighborhood	Units	U/W*	Actual**	U/W*	Actual + Backlog**	U/W*	Actual + Backlog***
Avocet	120	3.6	4.8	$603,454	$712,779	19.8%	23.1%
Brighton	82	3.2	3.7	$697,220	$868,990	18.9%	24.6%
Domaine	130	3.4	4.5	$900,285	$1,120,545	21.2%	22.1%
Waterston South	**332**	**3.4**	**4.3**	**$742,842**	**$894,218**	**20%**	**23.1%**

*From May 3, 2018 underwriting package
**As of March 31, 2022
***As of March 31, 2022. Anticipated gross margin of units in backlog reflects certain management estimates regarding construction and other costs associated with such homes, which ultimately may vary materially from actual costs.





Historical and Forward-Looking Selected Financial Data
Arizona Division

2021-2024

Deliveries and Active Selling Communities
(As of and for the years ended December 31, 2021, 2022, 2023 and 2024)



900
800
700
600
500
400
300
200
100
0
40
35
30
25
20
15
10
5
0
788
825
725
750
12
9
20
15

	2021	2022	2023	2024
Deliveries	788	825	725	750
Communities	12	9	20	15

Home Sales Revenue and Average Sales Price
(As of and for the years ended December 31, 2021, 2022, 2023 and 2024
(dollars in thousands))



$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$900
$850
$800
$750
$700
$650
$600
$550
$500
$450
$400
$533,273
$618,750
$489,375
$483,750
$677
$750
$675
$645

	2021	2022	2023	2024
Home Sales Revenue	$533,273	$618,750	$489,375	$483,750
Average Sales Price	$677	$750	$675	$645

Data for 2022 represents actual results for the three months ended March 31, 2022 plus the projected results for the subsequent three quarters based on guidance provided by the Company

- Projected decreases in deliveries and revenue in 2023 due to lower active community count as of the end of 2022
- Projected increases in active selling communities, deliveries and revenue would drive more scale by the end of 2024
- Long-term delivery target of 800 to 1,000 homes per year

Drivers for Long-Term Stockholder Value



Drivers for Long-Term Stockholder Value

- Returns
  - Return on equity was 20.7% for the 12-month period ended March 31, 2022*
  - Targeting returns on equity of 20%
  - Capital efficient land purchases targeting 60% optioned land
  - Continued programmatic stock repurchase program targeting $250-$300 million per year

- Growth
  - 10% compounded annual home sales revenue growth over the past 5 years ended December 31, 2021
  - Targeting 22% compounded annual community count growth through 2024
  - Targeting approximately 10,000 deliveries and $6 billion in home sales revenue by 2026

- Scale
  - Targeting top 10 market positions in all markets. Currently top 10 in 8 of 15 divisional markets including DC Metro, Las Vegas, Seattle, Orange County-Los Angeles, Inland Empire, Bay Area, Sacramento and San Diego
  - Increase scale through organic expansion or strategic M&A. Attractive new markets include Florida, Georgia and Utah.

*Return on equity is calculated as net income for the trailing twelve months divided by average stockholders' equity for the trailing five quarters

Drivers for Long-Term Stockholder Value (cont'd)

- Profitability
  - Homebuilding gross margin of 25.4% and pretax income of 16.3% for the 12-month period ended March 31, 2022
  - Increased scale will allow us to continue to leverage fixed costs
  - Continued optimization of our technology platforms will drive efficiencies in our operations–land development, construction and sales and marketing

- Balance Sheet
  - Debt-to-capital ratio of 35.7% as of March 31, 2022
  - Net debt-to-net capital ratio of 27.8% as of March 31, 2022*
  - $1.0 billion of total liquidity as of March 31, 2022
  - Low leverage and strong liquidity allows us to be opportunistic with stock repurchases and growth opportunities

*See "Reconciliation of Non-GAAP Financial Measures" in the appendix of this presentation

Q&A



Reconciliation of Non-GAAP Financial Measures (unaudited)

In this presentation, we utilize certain financial measures that are non-GAAP financial measures as defined by the Securities and Exchange Commission. We present these measures because we believe they and similar measures are useful to management and investors in evaluating the Company's operating performance and financing structure. We also believe these measures facilitate the comparison of our operating performance and financing structure with other companies in our industry. Because these measures are not calculated in accordance with Generally Accepted Accounting Principles ("GAAP"), they may not be comparable to other similarly titled measures of other companies and should not be considered in isolation or as a substitute for, or superior to, financial measures prepared in accordance with GAAP.

The following table reconciles the Company's ratio of debt-to-capital to the non-GAAP ratio of net debt-to-net capital. We believe that the ratio of net debt-to-net capital is a relevant financial measure for management and investors to understand the leverage employed in our operations and as an indicator of the Company's ability to obtain financing.

	March 31, 2022
Loans payable	$ 250,000
Senior notes	1,088,050
Total debt	1,338,050
Stockholders' equity	2,408,234
Total capital	$ 3,746,284
Ratio of debt-to-capital(1)	35.7%
Total debt	$ 1,338,050
Less: Cash and cash equivalents	(412,703)
Net debt	925,347
Stockholders' equity	2,408,234
Net capital	$ 3,333,581
Ratio of net debt-to-net capital(2)	27.8%

(1) The ratio of debt-to-capital is computed as the quotient obtained by dividing total debt by the sum of total debt plus stockholders' equity.

(2) The ratio of net debt-to-net capital is computed as the quotient obtained by dividing net debt (which is total debt less cash and cash equivalents) by the sum of net debt plus stockholders' equity.